Exhibit 10.2

EXECUTION COPY

GUARANTY

THIS GUARANTY (“Guaranty”) made as of the 12th day of September, 2013, by DUPONT FABROS TECHNOLOGY, INC., a Maryland corporation (“REIT”), GRIZZLY VENTURES LLC, a Delaware limited liability company (“Grizzly Ventures”), GRIZZLY EQUITY LLC, a Delaware limited liability company (“Grizzly Equity”), TARANTULA VENTURES LLC, a Delaware limited liability company (“Tarantula Ventures”), TARANTULA INTERESTS LLC, a Delaware limited liability company (“Tarantula Interests”), XERES INTERESTS LLC, a Delaware limited liability company (“Xeres Interests”), XERES MANAGEMENT LLC, a Delaware limited liability company (“Xeres Management”), WHALE VENTURES LLC, a Delaware limited liability company (“Whale Ventures”), WHALE INTERESTS LLC, a Delaware limited liability company (“Whale Interests”), WHALE HOLDINGS LLC, a Delaware limited liability company (“Whale Holdings”), RHINO EQUITY LLC, a Delaware limited liability company (“Rhino”), XERES VENTURES LLC, a Delaware limited liability company (“Xeres Ventures”), LEMUR PROPERTIES LLC, a Delaware limited liability company (“Lemur”), PORPOISE VENTURES LLC, a Delaware limited liability company (“Porpoise”), FOX PROPERTIES LLC, a Delaware limited liability company (“Fox”), YAK INTERESTS LLC, a Delaware limited liability company (“Yak Interests”), and YAK MANAGEMENT LLC, a Delaware limited liability company (“Yak Management”; together with REIT, Grizzly Ventures, Grizzly Equity, Tarantula Ventures, Tarantula Interests, Xeres Interests, Xeres Management, Whale Ventures, Whale Interests, Whale Holdings, Rhino, Xeres Ventures, Lemur, Porpoise, Fox and Yak Interests, and each other Subsidiary Guarantor (as defined in the Credit Agreement referred to below) that may become a party hereto are sometimes hereinafter referred to individually as “Guarantor” and collectively as “Guarantors”) to and for the benefit of ROYAL BANK OF CANADA (“RBC”), as Agent (“Agent”), and RBC and the other lenders now or hereafter a party to the Credit Agreement (collectively, the “Lenders”). Agent and the Lenders, and their permitted successors and assigns, are hereinafter referred to collectively as the “Credit Parties”.

RECITALS

A. On or about the date hereof, DuPont Fabros Technology, L.P., a Maryland limited partnership (“Borrower”), Agent and the Lenders entered into that certain Credit Agreement (the “Credit Agreement”) whereby the Lenders agreed to make a term loan (the “Loan”) available to Borrower in the aggregate amount of $150,000,000.00, increasable to Two Hundred Fifty Million and no/100 Dollars ($250,000,000.00). Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

B. Guarantors will derive material financial benefit from the Loan and the other Loan Documents.

C. The Credit Parties have relied on the statements and agreements contained herein in agreeing to make the Loan. The execution and delivery of this Guaranty by Guarantors is a condition precedent to the making of the Loan by Lenders.

AGREEMENTS

NOW, THEREFORE, intending to be legally bound, Guarantors, in consideration of the matters described in the foregoing Recitals, which Recitals are incorporated herein and made a part hereof, and for other good and valuable consideration the receipt and sufficiency of which are acknowledged, hereby covenant and agree for the benefit of the Credit Parties and their respective successors and permitted assigns as follows:

1. Guaranty. Each Guarantor, absolutely, unconditionally, and irrevocably guarantees:

(a) the full and prompt payment of the principal of and interest on the Loan when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, and the full and prompt payment of all sums which may now be or may hereafter become due and owing under the Credit Agreement and the other Loan Documents, together with any replacements, supplements, renewals, modifications, consolidations, restatements, increases and extensions thereof;

(b) the full, complete and punctual observance, performance and satisfaction of all of the other obligations, duties, covenants and agreements of Borrower under the Credit Agreement and the other Loan Documents, together with any replacements, supplements, renewals, modifications, consolidations, restatements, increases and extensions thereof; and

(c) the full and prompt payment of any Enforcement Costs (as hereinafter defined in Section 7 hereof).

All amounts due, debts, liabilities, payment obligations and other obligations described in subsections (a) through (c) of this Section 1, whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise, are referred to herein as the “Obligations.” Without limiting the generality of the foregoing, Guarantors acknowledge the terms of Section 2.11 of the Credit Agreement pursuant to which the Total Commitment under the Credit Agreement may be increased and agree that this Guaranty shall extend and be applicable to each new or replacement note delivered by Borrower in connection with any such increase and all other obligations of Borrower under the Loan Documents as a result of such increase without notice to or consent from Guarantors, or any of them. Additionally, each Guarantor’s liability shall extend to all amounts that constitute part of the Obligations and would be owed by any other Guarantor or the Borrower to any Credit Party under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Guarantor or the Borrower

(d) Each Guarantor, Agent and each other Lender hereby confirms that it is the intention of all such Persons that this Guaranty and the Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of federal bankruptcy law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Obligations of each Guarantor hereunder. To effectuate the foregoing intention, the Guarantors and the Credit Parties hereby irrevocably agree that the Obligations of each Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance.

2. Agreement to Pay or Perform. Upon the occurrence and during the continuation of an Event of Default, Guarantors agree, on demand by Agent (which demand may be made concurrently with notice to Borrower that Borrower is in default of its obligations), to pay to Agent for distribution to the applicable Credit Parties and perform all the Obligations regardless of any defense, right of setoff or claims which Borrower or any Guarantor may have against any of the Credit Parties. Upon the occurrence and during the continuation of an Event of Default, Agent and to the extent permitted by the Credit Agreement, each Lender shall have the right, at its option, either before, during or after pursuing any right or remedy against Borrower or any Guarantor, to perform any and all of the Obligations by or through any agent of its selection, all as Agent (or such Lender, if applicable) in its sole discretion deems proper. Furthermore, the Credit Parties shall not have any obligation to protect or insure any collateral for the Loan, nor shall the Credit Parties have any obligation to perfect their security interest in any collateral for the Loan.

All of the remedies set forth herein and/or provided for in any of the Loan Documents or at law or equity shall be available to the Credit Parties, and the choice by the Credit Parties of one such alternative over another shall not be subject to question or challenge by any Guarantor or any other Person, nor shall any such choice be asserted as a defense, setoff, or failure to mitigate damages in any action, proceeding, or counteraction by the Credit Parties to recover or seeking any other remedy under this Guaranty, nor shall such choice preclude the Credit Parties from subsequently electing to exercise a different remedy. The parties have agreed to the alternative remedies hereinabove specified in part because they recognize that the choice of remedies in the event of a failure hereunder will necessarily be and should properly be a matter of good faith business judgment, which the passage of time and events may or may not prove to have been the best choice to maximize recovery by the Credit Parties at the lowest cost to Borrower and/or Guarantors. It is the intention of the parties that such good faith choice by the Credit Parties be given conclusive effect regardless of such subsequent developments.

3. Waiver of Defenses. Each Guarantor hereby agrees that its obligations hereunder shall not be affected or impaired by, and hereby waives and agrees not to assert or take advantage of any defense based on:

(a) (i) any change in the amount, interest rate or due date or other term of any of the obligations hereby guaranteed, (ii) any change in the time, place or manner of payment of all or any portion of the obligations hereby guaranteed, (iii) any amendment or waiver of, or consent to the departure from or other indulgence with respect to, the Credit Agreement, any other Loan Document, or any other document or instrument evidencing or relating to any obligations hereby guaranteed, or (iv) any waiver, renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, the Credit Agreement, any of the other Loan Documents, or any other documents, instruments or agreements relating to the obligations hereby guaranteed or any other instrument or agreement referred to therein or evidencing any obligations hereby guaranteed or any assignment or transfer of any of the foregoing;

(b) any subordination of the payment of the obligations hereby guaranteed to the payment of any other liability of Borrower or any other person;

(c) any act or failure to act by Borrower or any other Person which may adversely affect such Guarantor’s subrogation rights, if any, against Borrower or any other Person to recover payments made under this Guaranty;

(d) any nonperfection or impairment of any security interest or other lien on any collateral, if any, securing in any way any of the obligations hereby guaranteed or any failure on the part of the Credit Parties to ascertain the extent or nature of any collateral or any insurance or other rights with respect thereto, or the liability of any party liable under the Loan Documents or the obligations evidenced or secured thereby;

(e) any application of sums paid by Borrower or any other Person with respect to the Obligations, regardless of what liabilities of Borrower remain unpaid;

(f) any defense of Borrower, including without limitation, the invalidity, illegality or unenforceability of any of the Obligations;

(g) either with or without notice to such Guarantor, any renewal, extension, modification, amendment or other changes in the Obligations, including but not limited to any material alteration of the terms of payment or performance of the Obligations;

(h) any statute of limitations in any action hereunder or for the collection of the Loan or for the payment or performance of any obligation hereby guaranteed;

(i) the incapacity, lack of authority, death or disability of Borrower or any other Person or entity, or the failure of the Credit Parties to file or enforce a claim against the estate (either in administration, bankruptcy or in any other proceeding) of Borrower or any Guarantor or any other Person;

(j) the dissolution or termination of existence of Borrower, any Guarantor or any other Person;

(k) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Borrower or any Guarantor or any other Person;

(l) the voluntary or involuntary receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, assignment, composition, or readjustment of, or any similar proceeding affecting, Borrower or any Guarantor or any other Person, or any of Borrower’s or any Guarantor’s or any other Person’s properties or assets;

(m) an assertion or claim that the automatic stay provided by 11 U.S.C. §362 (arising upon the voluntary or involuntary bankruptcy proceeding of Borrower) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of the Credit Parties to enforce any of their rights, whether now or hereafter required, which the Credit Parties may have against any Guarantor or any collateral for the Loan;

(n) any right or claim of right to cause a marshaling of the assets of Borrower or Guarantors;

(o) the damage, destruction, condemnation, foreclosure or surrender of all or any part of any collateral or the Unencumbered Property;

(p) the failure of the Credit Parties to give notice of the existence, creation or incurring of any new or additional indebtedness or obligation of Borrower or of any action or nonaction on the part of any other person whomsoever in connection with any obligation hereby guaranteed;

(q) any failure or delay of the Credit Parties to commence an action against Borrower, any Guarantor or any other Person, to assert or enforce any remedies against Borrower or any Guarantor under the Credit Agreement or the other Loan Documents, or to realize upon any security;

(r) any failure of any duty on the part of the Credit Parties to disclose to Guarantors any facts they may now or hereafter know regarding Borrower (including, without limitation Borrower’s financial condition), any other person or entity, any collateral, or any other assets or liabilities of such person or entity, whether such facts materially increase the risk to Guarantors or not (it being agreed that Guarantors assume responsibility for being informed with respect to such information);

(s) failure to accept or give notice of acceptance of this Guaranty by the Credit Parties;

(t) failure to make or give notice of presentment and demand for payment of any of the indebtedness or performance of any of the obligations hereby guaranteed;

(u) failure to make or give protest and notice of dishonor or of default to Guarantors or to any other party with respect to the indebtedness or performance of obligations hereby guaranteed;

(v) any and all other notices whatsoever to which Guarantors might otherwise be entitled;

(w) any lack of diligence by the Credit Parties in collection, protection or realization upon any collateral securing the payment of the indebtedness or performance of obligations hereby guaranteed;

(x) invalidity or unenforceability of the Credit Agreement or any of the other Loan Documents, or any assignment or transfer of the foregoing;

(y) the compromise, settlement, release or termination of any or all of the obligations of Borrower or any Guarantor under the Credit Agreement or the other Loan Documents (except to the extent that no Obligation remains outstanding or subject to any bankruptcy preference period or any other possibility of disgorgement and no Credit Party has any obligation to make any Loans);

(z) any transfer by Borrower or any other Person of all or any part of any security encumbered by the Loan Documents;

(aa) any right to require the Credit Parties to proceed against Borrower, any Guarantor or any other Person or to proceed against or exhaust any security held by the Credit Parties at any time or to pursue any other remedy in the Credit Parties’ power or under any other agreement before proceeding against any Guarantor hereunder or under any other Loan Document;

(bb) the failure of the Credit Parties to perfect any security or to extend or renew the perfection of any security;

(cc) any principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms and provisions of this Guaranty;

(dd) any inaccuracy of any representation or other provision contained in any Loan Document;

(ee) any sale or assignment of the Loan Documents, or any interest therein;

(ff) any and all rights, benefits and defenses which might otherwise be available under the provisions of any other applicable statues, rules or common law principals or provisions which might operate to limit any Guarantor’s liability under, or the enforcement of, this Guaranty; or

(gg) to the fullest extent permitted by law, any other legal, equitable or surety defenses whatsoever to which any Guarantor might otherwise be entitled, it being the intention that the obligations of Guarantors hereunder are absolute, unconditional and irrevocable.

Each Guarantor understands that the exercise by the Credit Parties of certain rights and remedies may affect or eliminate such Guarantor’s right of subrogation against Borrower and that such Guarantor may therefore incur partially or totally nonreimbursable liability hereunder. Nevertheless, each Guarantor hereby authorizes and empowers Agent and its permitted successor and assigns, on behalf of the Credit Parties to exercise in its sole discretion, any rights and remedies, or any combination thereof, which may then be available, including, without limitation, any remedies against Borrower with respect to the Loan, it being the purpose and intent of the Guarantors that the obligations hereunder shall be absolute, continuing, independent and unconditional under any and all circumstances. Notwithstanding any other provision of this Guaranty to the contrary, for so long as any Obligation remains outstanding or subject to any bankruptcy preference period or any other possibility of disgorgement or any Credit Party has any obligation to make any Loans, each Guarantor hereby waives and releases any claim or other rights which such Guarantor may now have or hereafter acquire against the Borrower or any other Guarantor of all or any of the obligations of Guarantors hereunder that arise from the existence or performance of such Guarantor’s obligations under this Guaranty or any of the other Loan Documents, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification, any right to participate in any claim or remedy of Credit Parties against the Borrower or any other Guarantor or any collateral which Credit Parties now have or hereafter acquire, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from the Borrower or any other Guarantor, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights except for those rights of each Guarantor under the Contribution Agreement; provided, however, each Guarantor agrees not to pursue or enforce any of its rights under the Contribution Agreement and each Guarantor agrees not to make or receive any payment on account of the Contribution Agreement so long as any of the Obligations remain unpaid or undischarged. In the event any Guarantor shall receive any such payment under or on account of the Contribution Agreement, it shall hold such payment as trustee for Credit Parties and pay such amounts over to Agent for distribution to the applicable Credit Parties on account of the indebtedness of Borrower to Credit Parties but without reducing or affecting in any manner the liability of Guarantors under the other provisions of this Guaranty except to the extent the principal amount or other portion of such indebtedness shall have been reduced by such payment.

4. Rights of Credit Parties to Deal with Borrower and Other Persons. Each Guarantor hereby consents and agrees that the Credit Parties may at any time, and from time to time, without thereby releasing any Guarantor from any liability hereunder and without notice to or further consent from any Guarantor or any other Person, either with or without consideration: release or surrender any lien or other security of any kind or nature whatsoever held by them or by any person, firm or corporation on their behalf or for their account, securing any indebtedness or liability hereby guaranteed; substitute for any collateral so held by them, other collateral of like kind, or of any kind; modify the terms of the Loan or the Loan Documents; extend or renew the Loan for any period; grant releases, compromises and indulgences with respect to the Loan or the Loan Documents and to any persons or entities now or hereafter liable thereunder or hereunder; release any other guarantor, surety, endorser or accommodation party of the Loan or any other Loan Document; or take or fail to take any action of any type whatsoever. No such action which the Credit Parties shall take or fail to take in connection with the Loan or the Loan Documents, or any of them, or any security for the payment of the indebtedness of Borrower to the Credit Parties or for the performance of any obligations or undertakings of Borrower or Guarantors, nor any course of dealing with Borrower or any other Person, shall release Guarantors’ obligations hereunder, affect this Guaranty in any way or afford Guarantors any recourse against the Credit Parties. The provisions of this Guaranty shall extend and be applicable to all replacements, supplements, renewals, amendments, extensions, consolidations, restatements and modifications of the Loan, the Credit Agreement and the other Loan Documents, and any and all references herein to the Loan, the Credit Agreement and the other Loan Documents shall be deemed to include any such replacements, supplements, renewals, extensions, amendments, consolidations, restatements or modifications thereof. Without limiting the generality of the foregoing, each Guarantor acknowledges the terms of Section 18 of the Credit Agreement and agree that this Guaranty shall extend and be applicable to each new or replacement note delivered by Borrower pursuant thereto without notice to or further consent from Guarantor. Each Guarantor acknowledges that no representations of any kind whatsoever have been made by the Credit Parties. No modification or waiver of any of the provisions of this Guaranty shall be binding upon the Credit Parties except as expressly set forth in a writing duly signed and delivered by Agent in accordance with the provisions of the Credit Agreement.

5. Guaranty of Payment and Performance and Not of Collection. This is an absolute, present and continuing guaranty of payment and performance and not of collection. The liability of Guarantors under this Guaranty shall be primary, direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other person, nor against any securities or liens available to Credit Parties or their permitted successors or assigns. Guarantors hereby waive any right to require that an action be brought against Borrower or any other Person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Credit Parties in favor of Borrower or any other person. Each Guarantor further agrees that nothing contained herein or otherwise shall prevent the Credit Parties from pursuing concurrently or successively all rights and remedies available to them at law and/or in equity or under the Loan, Credit Agreement or any other Loan Documents, and the exercise of any of their rights or the completion of any of their remedies shall not constitute a discharge of Guarantors’ obligations hereunder, it being the purpose and intent of Guarantors that the obligations of Guarantors hereunder shall be absolute, independent and unconditional under any and all circumstances whatsoever. None of Guarantors’ obligations under this Guaranty or any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Borrower under the Loan, Credit Agreement or other Loan Documents or by reason of the bankruptcy of Borrower or by reason of any creditor or bankruptcy proceeding instituted by or against Borrower. This Guaranty shall continue to be effective or be reinstated (as the case may be) if at any time payment of all or any part of any sum payable pursuant to the Loan, Credit Agreement or any other Loan Document is rescinded or otherwise required to be returned by the Credit Parties upon the insolvency, bankruptcy, dissolution, liquidation, or reorganization of Borrower, or upon or as a result of the appointment of a receiver, intervenor, custodian or conservator of or trustee or similar officer for, Borrower or any substantial part of its property, or otherwise, all as though such payment to the Credit Parties had not been made, regardless of whether the Credit Parties contested the order requiring the return of such payment. Notwithstanding anything to the contrary herein or in the other Loan Documents, the obligations of the Guarantors hereunder shall be unsecured obligations.

6. Assignment by Credit Party. In the event any Credit Party shall assign its rights in connection with the Loan to another Person pursuant to and in compliance with the terms of the Credit Agreement, Guarantors will accord full recognition thereto and agree that all rights and remedies of such Person shall be enforceable against Guarantors by such Person with the same force and effect and to the same extent as would have been enforceable by such Credit Party but for such assignment; provided, however, that unless such Credit Party shall otherwise consent in writing, such Credit Party shall have an unimpaired right, prior and superior to that of its assignee or transferee, to enforce this Guaranty for the Credit Parties’ benefit to the extent any portion of its rights in connection with the Loan is not assigned or transferred.

7. Costs of Collection. If: (a) this Guaranty is placed in the hands of an attorney for collection or is collected through any legal proceeding; (b) an attorney is retained to represent the Credit Parties in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors’ rights and involving a claim under this Guaranty; or (c) an attorney is retained to represent any one or more of the Credit Parties in any litigation, proceeding or dispute whatsoever in connection with this Guaranty, then Guarantors shall pay to the Credit Parties upon demand all out-of-pocket attorney’s fees, costs and expenses incurred in connection therewith (all of which are referred to herein as “Enforcement Costs”) (provided that any attorneys fees, costs and expenses pursuant to this Section 7 shall be limited to those incurred by Agent and one other counsel with respect to the Lenders as a group), in addition to all other amounts due hereunder, regardless of whether all or a portion of such Enforcement Costs are incurred in a single proceeding brought to enforce this Guaranty as well as the other Loan Documents.

8. Severability. The parties hereto intend and believe that each provision in this Guaranty comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Guaranty is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Guaranty to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Guaranty shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of the Credit Parties or the holder of the Loan under the remainder of this Guaranty shall continue in full force and effect.

9. Marshalling of Assets; Jurisdiction; Waiver of Venue; Consent to Service of Process. TO THE GREATEST EXTENT PERMITTED BY LAW, EACH GUARANTOR HEREBY WAIVES ANY AND ALL RIGHTS TO REQUIRE MARSHALLING OF ASSETS BY THE CREDIT PARTIES. EACH GUARANTOR AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN ANY COURT OF COMPETENT JURISDICTION IN THE STATE AND COUNTY OF NEW YORK (INCLUDING ANY FEDERAL COURT SITTING THEREIN). WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THIS GUARANTY (EACH, A “PROCEEDING”), THE CREDIT PARTIES AND EACH GUARANTOR IRREVOCABLY ACCEPTS, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS AND ANY RELATED APPELLATE COURT AND IRREVOCABLY (i) AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY WITH RESPECT TO THIS AGREEMENT AND ANY OF THE OTHER LOAN DOCUMENTS AND (ii) WAIVES ANY OBJECTION ANY OF THEM MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH A COURT IS AN INCONVENIENT FORUM. NOTHING IN THIS GUARANTY SHALL PRECLUDE THE CREDIT PARTIES FROM BRINGING A PROCEEDING IN ANY OTHER JURISDICTION NOR WILL THE BRINGING OF A PROCEEDING IN ANY ONE OR MORE JURISDICTIONS PRECLUDE THE BRINGING OF A PROCEEDING IN ANY OTHER JURISDICTION. EACH GUARANTOR FURTHER AGREES THAT SERVICE OF PROCESS IN ANY SUCH SUIT MAY BE MADE UPON ANY GUARANTOR BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 13 HEREOF. IN ADDITION TO THE COURTS OF THE STATE AND COUNTY OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN, ANY CREDIT PARTY MAY BRING ACTION(S) FOR ENFORCEMENT ON A NONEXCLUSIVE BASIS WHERE ANY ASSETS OF EACH GUARANTOR EXIST AND EACH GUARANTOR CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON ANY GUARANTOR BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 13 HEREOF.

10. No Contest with Credit Parties; Subordination. Any indebtedness of Borrower to Guarantors now or hereafter existing is hereby subordinated to the payment and performance of the Obligations. Each Guarantor agrees that, for so long as any Obligation remains outstanding or subject to any bankruptcy preference period or any other possibility of disgorgement or any Credit Party has any obligation to make any Loans, no Guarantor will seek, accept, or retain for its own account, any payment from Borrower on account of such subordinated debt; provided however that so long as no Default or Event of Default shall exist, Guarantor may seek, accept and retain payments by Borrower of principal and interest in connection with the subordinated debt. Any payments to any Guarantor on account of such subordinated debt which are not otherwise permitted herein shall be collected and received by such

Guarantor in trust for the Credit Parties and shall be paid over to the Credit Parties on account of the Indebtedness without impairing or releasing the obligations of Guarantors hereunder. No Guarantor will, by paying any sum recoverable hereunder (whether or not demanded by the Credit Parties) or by any means or on any other ground, claim any set-off or counterclaim against Borrower in respect of any liability of such Guarantor to Borrower or, in proceedings under federal bankruptcy law or insolvency proceedings of any nature, prove in competition with the Credit Parties in respect of any payment hereunder or be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of Borrower or the benefit of any other security for any of the Obligations hereby guaranteed which, now or hereafter, the Credit Parties may hold or in which they may have any share. For so long as any Obligation remains outstanding or subject to any bankruptcy preference period or any other possibility of disgorgement or any Credit Party has any obligation to make any Loans, each Guarantor hereby expressly waives any right of contribution from or indemnity against Borrower, whether at law or in equity, arising from any payments made by any Guarantor pursuant to the terms of this Guaranty, and each Guarantor acknowledges that no Guarantor has any right whatsoever to proceed against Borrower or for reimbursement of any such payments except for those rights of each Guarantor under the Contribution Agreement; provided, however, each Guarantor agrees not to pursue or enforce any of its rights under the Contribution Agreement and each Guarantor agrees not to make or receive any payment on account of the Contribution Agreement so long as any of the Obligations remain unpaid or undischarged. In the event any Guarantor shall receive such payment under or on account of the Contribution Agreement, it shall hold such payment as trustee for Credit Parties and pay such amounts over to Agent for distribution to the applicable Credit Parties on account of the indebtedness of Borrower to Credit Parties but without reducing or affecting in any manner the liability of Guarantors under the other provisions of this Guaranty except to the extent the principal amount or other portion of such indebtedness shall have been reduced by such payment. In connection with the foregoing and for so long as any Obligation remains outstanding or subject to any bankruptcy preference period or any other possibility of disgorgement or any Credit Party has any obligation to make any Loans, each Guarantor expressly waives any and all rights of subrogation to the Credit Parties against Borrower, and each Guarantor hereby waives any rights to enforce any remedy which the Credit Parties may have against Borrower and any rights to participate in any collateral for Borrower’s obligations under the Loan Documents.

11. Application of Payments. Any amounts received by the Credit Parties from any source on account of the Loan may be utilized by the Credit Parties for the payment and performance of the Obligations and in such order and manner as the Credit Parties may from time to time elect in their sole discretion.

12. Waiver of Jury Trial. EACH OF THE GUARANTORS AND THE CREDIT PARTIES HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EACH GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, PUNITIVE OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH GUARANTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY CREDIT PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH CREDIT PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT THE CREDIT PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE

PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS §12. EACH GUARANTOR ACKNOWLEDGES THAT IT HAS HAD AN OPPORTUNITY TO REVIEW THIS §12 WITH LEGAL COUNSEL AND THAT EACH GUARANTOR AGREES TO THE FOREGOING AS ITS FREE, KNOWING AND VOLUNTARY ACT.

13. Notices. All notices, demands or requests provided for or permitted to be given pursuant to this Guaranty (hereinafter in this paragraph referred to as “Notice”) must be in writing and shall be deemed to have been properly given or served by personal delivery or by sending same by overnight courier or by depositing the same in the United States mail, postpaid and registered or certified, return receipt requested, at the addresses set forth below. Each Notice shall be effective upon being delivered personally or upon being sent by overnight courier or upon being deposited in the United States Mail as aforesaid. The time period in which a response to any such Notice must be given or any action taken with respect thereto, however, shall commence to run from the date of receipt if personally delivered or sent by overnight courier or, if so deposited in the United States Mail, the earlier of three (3) Business Days following such deposit and the date of receipt as disclosed on the return receipt. Rejection or other refusal to accept or the inability to deliver because of changed address of which no Notice was given shall be deemed to be receipt of the Notice sent. By giving at least fifteen (15) days prior Notice thereof, Guarantors or any Credit Party shall have the right from time to time and at any time during the term of this Guaranty to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America. For the purposes of this Guaranty:

The address of RBC and Agent is:

Royal Bank of Canada

200 Vesey Street, 12th Floor

New York, New York 10281

Attn: Dan LePage

Telecopy No.: (212) 428-6460

With a copy to:

Shearman & Sterling LLP

599 Lexington Avenue

New York, New York 10022

Attn: Malcolm K. Montgomery, Esq.

Telecopy No.: (646) 848-7587

and a copy to each other Lender which may now or hereafter become a party to the Credit Agreement at such address as may be designated by such Lender.

The address of Guarantors is:

c/o DuPont Fabros Technology, Inc.

1212 New York Avenue, N.W.

Suite 900

Washington, DC 20005

Attn: General Counsel

Telecopy No.: (202) 728-0220

With copy to:

Hogan Lovells US LLP

555 Thirteenth Street, N.W.

Washington, D.C. 20004-1109

Attn: Stuart A. Barr, Esq.

Telecopy No.: (202) 637-5910

14. Representations and Warranties. In order to induce the Lenders to make the Loan, Guarantors acknowledge and affirm the truth and accuracy of the representations and warranties set forth in the Credit Agreement that are applicable to such Guarantors and incorporate such representations and warranties as if set forth herein in their entirety (it being understood and agreed that any representation or warranty in the Credit Agreement which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date). Each Guarantor acknowledges that but for the truth and accuracy of the matters covered by such representations and warranties, the Lenders would not have agreed to make the Loan.

All of the foregoing representations and warranties shall be true in all material respects both as of the date as of which they were made and shall also be true in all material respects as of the time of the making of any Loan, with the same effect as if made at and as of that time, except to the extent of changes resulting from transactions permitted by the Loan Documents (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date). Each Guarantor hereby agrees to indemnify and hold the Credit Parties free and harmless from and against all loss, cost, liability, damage, and expense, including attorney’s fees and costs, which the Credit Parties may sustain by reason of the inaccuracy or breach of any of the foregoing representations and warranties as of the date the foregoing representations and warranties are made and are remade.

15. Financial Statements. Each Guarantor shall deliver or cause to be delivered to the Credit Parties all of such Guarantor’s financial statements and other information and reports to be delivered in accordance with the terms of the Credit Agreement. The Guarantors and their respective Subsidiaries will permit Agent and the Credit Parties, at the Guarantors’ expense and upon reasonable prior notice, to visit and inspect any of the properties of the Guarantors or any of their respective Subsidiaries (subject to the rights of tenants under their leases), to examine the books of account of the Guarantors and their respective Subsidiaries (and to make copies thereof and extracts therefrom) and to discuss the affairs, finances and accounts of the Guarantors and their respective Subsidiaries with, and to be advised as to the same by, their respective officers, partners or members, all at such reasonable times and intervals as Agent or any Credit Party may reasonably request, provided that so long as no Default or Event of Default shall have occurred and be continuing, the Guarantors shall not be required to pay for more than one such visit and inspection in any twelve (12) month period. The Credit Parties shall use good faith efforts to coordinate such visits and inspections so as to minimize the interference with and disruption to the normal business operations of the Guarantors and their respective Subsidiaries. Notwithstanding the forgoing and for the sake of clarity, the terms and requirements of this Section 15 shall not be intended to expand the scope of the terms and requirements set forth in Section 7.9 of the Credit Agreement.

16. Successors and Assigns; Assignment by Guarantors; Joint and Several. This Guaranty shall be binding upon the successors and assigns of Guarantors and shall not be discharged in whole or in part by the death or the dissolution of any principal in any Guarantor. No Guarantor may assign or transfer any of its rights or obligations under this Guaranty without the prior written consent of the Credit Parties. If more than one party executes this Guaranty, the liability of all such parties shall be joint and several.

17. Governing Law. GUARANTORS ACKNOWLEDGE AND AGREE THAT THIS GUARANTY AND THE OBLIGATIONS OF GUARANTORS HEREUNDER SHALL PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BE GOVERNED BY AND INTERPRETED AND DETERMINED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

18. Request for Loans. Credit Parties shall be entitled to honor any request for Loan proceeds made by Borrower and shall have no obligation to see to the proper disposition of such advances. Each Guarantor agrees that their respective obligations hereunder shall not be released or affected by reason of any improper disposition by Borrower of such Loan proceeds.

19. Business Failure, Bankruptcy or Insolvency. In the event of the business failure of any Guarantor or if there shall be pending any bankruptcy or insolvency case or proceeding with respect to any Guarantor under federal bankruptcy law or any other applicable law or in connection with the insolvency of any Guarantor, or if a liquidator, receiver, or trustee shall have been appointed for any Guarantor or any Guarantor’s properties or assets, the Credit Parties may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Credit Parties allowed in any proceedings relative to such Guarantor, or any of such Guarantor’s properties or assets, and, irrespective of whether the indebtedness or other obligations of Borrower guaranteed hereby shall then be due and payable, by declaration or otherwise, the Credit Parties shall be entitled and empowered to file and prove a claim for the whole amount of any sums or sums owing with respect to the indebtedness or other obligations of Borrower guaranteed hereby, and to collect and receive any moneys or other property payable or deliverable on any such claim. Each Guarantor covenants and agrees that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Guarantors shall not seek a supplemental stay or otherwise pursuant to 11 U.S.C. §105 or any other provision of the United States Bankruptcy Code, as amended, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of the Credit Parties to enforce any rights of the Credit Parties against Guarantors by virtue of this Guaranty or otherwise.

20. Set-Off. Regardless of the adequacy of any collateral, if any, during the continuance of any Event of Default, any deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or the branch where such deposits are held) or other sums credited by or due from any Credit Party to any Guarantor and any securities or other property of any Guarantor in the possession of such Credit Party may, without notice to any Guarantor (any such notice being expressly waived by Guarantors) but with the prior written approval of Agent, be applied to or set off against the amounts payable under this Guaranty and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of such Person to such Credit Party.

21. Disclosure of Information. Each Guarantor agrees that in addition to disclosures made in accordance with standard banking practices, any Credit Party may disclose information obtained by such Credit Party pursuant to this Guaranty to assignees or participants and potential assignees or participants hereunder subject to the terms of the Credit Agreement.

22. Counterparts. This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. In proving this Guaranty it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

23. Ratification. Each Guarantor covenants and agrees that so long as any Obligation remains outstanding or subject to any bankruptcy preference period or any other possibility of disgorgement remain outstanding or any Credit Party has any obligation to make any Loans each Guarantor shall comply with all of the covenants applicable to such Guarantor and its Subsidiaries contained in the Credit Agreement.

24. No Unwritten Agreement. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

25. Time of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of Guarantors under this Guaranty.

26. Fair Consideration. The Guarantors represent that the Guarantors are engaged in common business enterprises related to those of the Borrower and each Guarantor will derive substantial direct or indirect economic benefit from the effectiveness and existence of the Credit Agreement.

27. Continuance of Guaranty. (a) This Guaranty and all covenants made by the Guarantors under the Loan Documents shall, subject to the terms of Section 5 hereof, continue in effect for so long as any Obligation remains outstanding or subject to any bankruptcy preference period or any other possibility of disgorgement or any Credit Party has any obligation to make any Loans and until all of the obligations (other than contingent indemnification obligations) of Guarantors to Credit Parties under this Guaranty are fully and finally performed and discharged in accordance with their terms (and without regard to any extension, reduction or other alteration thereof in any proceeding under the Bankruptcy Code or any other proceeding described in Section 12.1(h), (i) or (j) of the Credit Agreement) and are not subject to any bankruptcy preference period or any other disgorgement.

(b) Upon release of any Subsidiary Guarantor in accordance with Section 5.2(b) of the Credit Agreement, such Subsidiary Guarantor shall be released from its obligations hereunder.

(c) Upon the occurrence of certain events and on the terms and conditions set forth and described in Section 5.2(a) of the Credit Agreement, certain other Subsidiaries of Borrower may become Subsidiary Guarantors for purposes hereof and become a party hereto by executing and delivering to Agent a Joinder Agreement.

[SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, Guarantors have delivered this Guaranty as of the date first written above.

GUARANTORS:

DUPONT FABROS TECHNOLOGY, INC.,
a Maryland corporation

By:	/s/ Mark L. Wetzel
Name:	Mark L. Wetzel
Title:	Executive Vice President,
Chief Financial Officer and Treasurer

GRIZZLY EQUITY LLC,
a Delaware limited liability company

By:	DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member

	By:	DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

		By:	/s/ Mark L. Wetzel
		Name:	Mark L. Wetzel
		Title:	Executive Vice President,
Chief Financial Officer and Treasurer

S-1	Guaranty - DuPont Term Loan

GRIZZLY VENTURES LLC,
a Delaware limited liability company

By:	Grizzly Equity LLC,
a Delaware limited liability company,
its Managing Member

	By:	DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member

		By:	DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

			By:	/s/ Mark L. Wetzel
			Name:	Mark L. Wetzel
			Title:	Executive Vice President,
Chief Financial Officer and Treasurer

LEMUR PROPERTIES LLC,
a Delaware limited liability company

By:	DuPont Fabros Technology, L.P.,
a Maryland limited partnership, its Managing Member

	By:	DuPont Fabros Technology, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Mark L. Wetzel
		Name:	Mark L. Wetzel
		Title:	Executive Vice President,
Chief Financial Officer and Treasurer

S-2	Guaranty - DuPont Term Loan

PORPOISE VENTURES LLC,
a Delaware limited liability company

By:	DuPont Fabros Technology, L.P.,
a Maryland limited partnership, its Managing Member

	By:	DuPont Fabros Technology, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Mark L. Wetzel
		Name:	Mark L. Wetzel
		Title:	Executive Vice President,
Chief Financial Officer and Treasurer

RHINO EQUITY LLC,
a Delaware limited liability company

By:	DuPont Fabros Technology, L.P.,
a Maryland limited partnership, its Managing Member

	By:	DuPont Fabros Technology, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Mark L. Wetzel
		Name:	Mark L. Wetzel
		Title:	Executive Vice President,
Chief Financial Officer and Treasurer

S-3	Guaranty - DuPont Term Loan

TARANTULA INTERESTS LLC,
a Delaware limited liability company

By:	DuPont Fabros Technology, L.P.,
a Maryland limited partnership, its Managing Member

	By:	DuPont Fabros Technology, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Mark L. Wetzel
		Name:	Mark L. Wetzel
		Title:	Executive Vice President,
Chief Financial Officer and Treasurer

TARANTULA VENTURES LLC,
a Delaware limited liability company

By:	Tarantula Interests LLC,
a Delaware limited liability company, its Managing Member

	By:	DuPont Fabros Technology, L.P.,
a Maryland limited partnership, its Managing Member

		By:	DuPont Fabros Technology, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Mark L. Wetzel
			Name:	Mark L. Wetzel
			Title:	Executive Vice President,
Chief Financial Officer and Treasurer

S-4	Guaranty - DuPont Term Loan

WHALE HOLDINGS LLC,
a Delaware limited liability company

By:	DuPont Fabros Technology, L.P.,
a Maryland limited partnership, its Managing Member

	By:	DuPont Fabros Technology, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Mark L. Wetzel
		Name:	Mark L. Wetzel
		Title:	Executive Vice President,
Chief Financial Officer and Treasurer

WHALE INTERESTS LLC,
a Delaware limited liability company

By:	Whale Holdings LLC,
a Delaware limited liability company, its Managing Member

	By:	DuPont Fabros Technology, L.P.,
a Maryland limited partnership, its Managing Member

		By:	DuPont Fabros Technology, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Mark L. Wetzel
			Name:	Mark L. Wetzel
			Title:	Executive Vice President,
Chief Financial Officer and Treasurer

S-5	Guaranty - DuPont Term Loan

WHALE VENTURES LLC,
a Delaware limited liability company

By:	Whale Interests LLC,
a Delaware limited liability company,
its Managing Member

	By:	Whale Holdings LLC,
a Delaware limited liability company, its Managing Member

		By:	DuPont Fabros Technology, L.P.,
a Maryland limited partnership, its Managing Member

			By:	DuPont Fabros Technology, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Mark L. Wetzel
			Name:	Mark L. Wetzel
			Title:	Executive Vice President,
Chief Financial Officer and Treasurer

YAK MANAGEMENT LLC,
a Delaware limited liability company

By:	DuPont Fabros Technology, L.P.,
a Maryland limited partnership, its Managing Member

	By:	DuPont Fabros Technology, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Mark L. Wetzel
		Name:	Mark L. Wetzel
		Title:	Executive Vice President,

S-6	Guaranty - DuPont Term Loan

YAK INTERESTS LLC,
a Delaware limited liability company

By:	Yak Management LLC,
a Delaware limited liability company, its Managing Member

	By:	DuPont Fabros Technology, L.P.,
a Maryland limited partnership, its Managing Member

		By:	DuPont Fabros Technology, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Mark L. Wetzel
		Name:	Mark L. Wetzel
		Title:	Executive Vice President,
Chief Financial Officer and Treasurer

XERES MANAGEMENT LLC,
a Delaware limited liability company

By:	DuPont Fabros Technology, LP.,
a Maryland limited partnership, its Managing Member

	By:	DuPont Fabros Technology, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Mark L. Wetzel
		Name:	Mark L. Wetzel
		Title:	Executive Vice President,
Chief Financial Officer and Treasurer

S-7	Guaranty - DuPont Term Loan

XERES INTERESTS LLC,
a Delaware limited liability company

By:	Xeres Management LLC,
a Delaware limited liability company, its Managing Member

	By:	DuPont Fabros Technology, L.P.,
a Maryland limited partnership, its Managing Member

		By:	DuPont Fabros Technology, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Mark L. Wetzel
			Name:	Mark L. Wetzel
			Title:	Executive Vice President,
Chief Financial Officer and Treasurer

FOX PROPERTIES LLC,
a Delaware limited liability company

By:	DuPont Fabros Technology, L.P.,
a Maryland limited partnership, its Managing Member

	By:	DuPont Fabros Technology, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Mark L. Wetzel
		Name:	Mark L. Wetzel
		Title:	Executive Vice President,
Chief Financial Officer and Treasurer

S-8	Guaranty - DuPont Term Loan

XERES VENTURES LLC,
a Delaware limited liability company

By:	Xeres Interests LLC,
a Delaware limited liability company,
its Managing Member

	By:	Xeres Management LLC,
a Delaware limited liability company, its Managing Member

		By:	DuPont Fabros Technology, L.P.,
a Maryland limited partnership, its Managing Member

			By:	DuPont Fabros Technology, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Mark L. Wetzel
			Name:	Mark L. Wetzel
			Title:	Executive Vice President,
Chief Financial Officer and Treasurer

S-9	Guaranty - DuPont Term Loan